Exhibit 99.1

Investors May Contact:
Keith Style
Vice President, Finance and Investor Relations
(212) 885-2520
investor@asburyauto.com
Reporters May Contact:
Stephanie Lowenthal
RF|Binder Partners
(212) 994-7619
Stephanie.Lowenthal@RFBinder.com

Asbury Automotive Group Reports Fourth Quarter and

Full Year 2007 Financial Results

New York, NY, February 21, 2008 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the fourth quarter and year ended December 31, 2007.

Adjusted income from continuing operations for the fourth quarter was $12.7 million, or $0.39 per diluted share, compared to $14.6 million, or $0.43 per diluted share, in the fourth quarter of last year. These results have been adjusted for non-core items, as disclosed in the attached tables, including a $0.03 per diluted share increase to our reserves during the quarter for legal claims arising in, and before, the year 2003, and a $0.03 per dilutive share net benefit from non-core items in prior year’s quarter. Income from continuing operations for the fourth quarter was $11.5 million, or $0.36 per diluted share, compared with $15.8 million, or $0.46 per diluted share, a year ago. Net income for the quarter totaled $11.0 million, or $0.34 per diluted share, compared to $12.0 million, or $0.35 per diluted share, in the fourth quarter of last year.

President and CEO, Charles R. Oglesby, said, “Asbury faced a very challenging environment for vehicle sales – both new and used – in the fourth quarter, with notable softness in our key Florida markets. Our service businesses again performed well, as fixed operations delivered same-store revenue growth of 4% and F&I income reached a record level of $1,057 per vehicle retailed. We also made significant progress during the quarter in adjusting expenses to the current market conditions, by reducing our advertising, staffing levels and used vehicle inventories.”

Income from continuing operations, adjusted for non-core items, for the year increased 5% to $69.5 million, or $2.09 per diluted share, from $66.2 million, or $1.94 per diluted share, in 2006 (refer to attached tables for reconciliation of non-core items). For the year, income from continuing operations was $54.3 million, or $1.63 per diluted share, compared with $67.1 million, or $1.97 per diluted share, in 2006. Net income for the year totaled $51.0 million, or $1.53 per diluted share, compared to $60.7 million, or $1.78 per diluted share, last year.

Mr. Oglesby continued, “For the full year, diluted earnings per share, excluding non-core items, increased 8%, a solid performance in view of the retail environment. We achieved significant cost savings from our debt refinancing early in the year, and began implementing a new dealership technology platform that will reduce expenses and drive efficiency gains in the years ahead. We also successfully stepped up our acquisition program, acquiring dealerships with approximately $350 million in annualized revenues – well above our target of $200 million.”

J. Gordon Smith, Senior Vice President and CFO, commented on the Company’s outlook for 2008, adding, “While retail market conditions are likely to remain difficult throughout 2008, we believe our expense reductions have positioned us well. We are establishing an initial guidance range for 2008 diluted earnings per share from continuing operations of between $1.80 and $2.00. This guidance is based on a range for U.S. new vehicle unit sales of between 15.3 million and 15.5 million for the full year, as well as a projected decline in our same store used unit volumes of between 5% and 8%.”

On January 31, 2008, Asbury’s board of directors declared a quarterly cash dividend of $0.225 per share of the Company’s outstanding common stock payable on February 29, 2008, to stockholders of record as of the close of business on February 8, 2008.

Asbury will host a conference call to discuss its fourth quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (877) 852-6573 (domestic), or (719) 325-4805 (international); no access code is necessary. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in New York City, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 89 retail auto stores, encompassing 121 franchises for the sale and servicing of 35 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, earnings projections, acquisition performance and guidance regarding the Company’s financial position, results of operations, market position, potential future acquisitions and business strategy, specifically our expectations of (i) the future effects of our new technology platform, (ii) next year’s range for U.S. light vehicle unit sales and (iii) our 2008 same-store used vehicle units sales. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, risks related to potential future acquisitions, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute certain operational strategies and implement new technologies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful or that the Company will be able to continue paying dividends in the future at the current rate or at all. These and other risk factors are discussed in the Company’s annual report on Form 10-K/A and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

[Tables Follow]

Asbury Automotive Group, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2007	2006	2007	2006
REVENUES:
New vehicle	$802,006	$833,513	$3,385,225	$3,425,074
Used vehicle	326,405	335,702	1,462,920	1,443,899
Parts, service and collision repair	178,720	164,417	702,633	670,520
Finance and insurance, net	39,066	37,707	162,189	154,894

Total revenues	1,346,197	1,371,339	5,712,967	5,694,387

COST OF SALES:
New vehicle	746,392	772,667	3,145,107	3,182,337
Used vehicle	301,611	304,717	1,338,924	1,310,852
Parts, service and collision repair	87,836	80,199	339,492	330,420

Total cost of sales	1,135,839	1,157,583	4,823,523	4,823,609

GROSS PROFIT	210,358	213,756	889,444	870,778

OPERATING EXPENSES:
Selling, general and administrative	(168,025)	(165,812)	(685,632)	(663,856)
Depreciation and amortization	(5,526)	(5,069)	(21,492)	(20,061)
Other operating income (expense), net	1,231	2,765	(958)	1,485

Income from operations	38,038	45,640	181,362	188,346

OTHER INCOME (EXPENSE):
Floor plan interest expense	(10,445)	(10,868)	(43,107)	(40,533)
Other interest expense	(9,207)	(10,917)	(39,245)	(44,185)
Interest income	429	1,841	4,336	5,111
Loss on extinguishment of long-term debt	—	(230)	(18,523)	(1,144)

Total other expense, net	(19,223)	(20,174)	(96,539)	(80,751)

Income before income taxes	18,815	25,466	84,823	107,595

INCOME TAX EXPENSE	7,326	9,709	30,537	40,506

INCOME FROM CONTINUING OPERATIONS	11,489	15,757	54,286	67,089
DISCONTINUED OPERATIONS, net of tax	(536)	(3,744)	(3,331)	(6,340)

NET INCOME	$10,953	$12,013	$50,955	$60,749

BASIC EARNINGS PER COMMON SHARE:
Continuing operations	$0.36	$0.47	$1.67	$2.02
Discontinued operations	(0.01)	(0.11)	(0.10)	(0.19)

Net income	$0.35	$0.36	$1.57	$1.83

DILUTED EARNINGS PER COMMON SHARE:
Continuing operations	$0.36	$0.46	$1.63	$1.97
Discontinued operations	(0.02)	(0.11)	(0.10)	(0.19)

Net income	$0.34	$0.35	$1.53	$1.78

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	31,599	33,486	32,463	33,187

Diluted	32,243	34,194	33,340	34,067

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As reported for the Three Months Ended December 31,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail units - light vehicles	23,208	62.8%	22,703	58.8%	505	2.2%
New retail units - heavy trucks	669	1.8%	1,504	3.9%	(835)	(55.5)%

Total new retail units	23,877	64.6%	24,207	62.7%	(330)	(1.4)%
Used retail units	13,089	35.4%	14,423	37.3%	(1,334)	(9.2)%

Total retail units	36,966	100.0%	38,630	100.0%	(1,664)	(4.3)%

NEW UNITS SOLD (INCLUDING FLEET)	25,315		25,882		(567)	(2.2)%

REVENUE:
New retail - light vehicles	$728,232	54.1%	$714,783	52.1%	$13,449	1.9%
New retail - heavy trucks	41,751	3.1%	85,368	6.2%	(43,617)	(51.1)%

Total new retail	769,983	57.2%	800,151	58.3%	(30,168)	(3.8)%
Used retail	244,768	18.1%	257,776	18.9%	(13,008)	(5.0)%
Parts, service and collision repair	178,720	13.3%	164,417	12.0%	14,303	8.7%
Finance and insurance, net	39,066	2.9%	37,707	2.7%	1,359	3.6%

Total retail revenue	1,232,537		1,260,051		(27,514)	(2.2)%
Fleet	32,023	2.4%	33,362	2.4%	(1,339)	(4.0)%
Wholesale	81,637	6.1%	77,926	5.7%	3,711	4.8%

Total revenue	$1,346,197	100.0%	$1,371,339	100.0%	$(25,142)	(1.8)%

GROSS PROFIT
New retail - light vehicles	$52,816	25.1%	$56,227	26.3%	$(3,411)	(6.1)%
New retail - heavy trucks	2,247	1.1%	3,666	1.7%	(1,419)	(38.7)%

Total new retail	55,063	26.2%	59,893	28.0%	(4,830)	(8.1)%
Used retail	26,325	12.5%	31,140	14.6%	(4,815)	(15.5)%
Parts, service and collision repair	90,884	43.1%	84,218	39.5%	6,666	7.9%
Finance and insurance, net	39,066	18.6%	37,707	17.6%	1,359	3.6%

Total retail gross profit	211,338		212,958		(1,620)	(0.8)%
Fleet	551	0.3%	952	0.4%	(401)	(42.1)%
Wholesale	(1,531)	(0.7)%	(154)	(0.1)%	(1,377)	(894.2)%

Total gross profit	$210,358	100.0%	$213,756	100.0%	$(3,398)	(1.6)%

Adjusted SG&A expenses	$166,142		$165,812		$330	0.2%
Adjusted SG&A expenses as a percentage of gross profit	79.0%		77.6%		1.4%	1.8%

REVENUE PER VEHICLE RETAILED:
New retail - light vehicles	$31,378		$31,484		$(106)	(0.3)%
New retail - heavy trucks	62,408		56,761		5,647	9.9%
Used retail	18,700		17,873		827	4.6%

GROSS PROFIT PER VEHICLE RETAILED:
New retail - light vehicles	$2,276		$2,477		$(201)	(8.1)%
New retail - heavy trucks	3,359		2,438		921	37.8%
Used retail	2,011		2,159		(148)	(6.9)%
Finance and insurance, net	1,057		976		81	8.3%

	As reported for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
GROSS PROFIT MARGIN:
New retail - light vehicles	7.3%	7.9%	(0.6)%	(7.6)%
New retail - heavy trucks	5.4%	4.3%	1.1%	25.6%
Used retail	10.8%	12.1%	(1.3)%	(10.7)%
Parts, service and collision repair	50.9%	51.2%	(0.3)%	(0.6)%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	Same Store for the Three Months Ended December 31,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail units - light vehicles	22,010	62.4%	22,703	58.8%	(693)	(3.1)%
New retail units - heavy trucks	669	2.0%	1,504	3.9%	(835)	(55.5)%

Total new retail units	22,679	64.4%	24,207	62.7%	(1,528)	(6.3)%
Used retail units	12,604	35.6%	14,423	37.3%	(1,819)	(12.6)%

Total retail units	35,283	100.0%	38,630	100.0%	(3,347)	(8.7)%

NEW UNITS SOLD (INCLUDING FLEET)	24,117		25,882		(1,765)	(6.8)%

REVENUE:
New retail - light vehicles	$687,851	53.7%	$714,783	52.1%	$(26,932)	(3.8)%
New retail - heavy trucks	41,751	3.3%	85,368	6.2%	(43,617)	(51.1)%

Total new retail	729,602	57.0%	800,151	58.3%	(70,549)	(8.8)%
Used retail	235,109	18.3%	257,776	18.9%	(22,667)	(8.8)%
Parts, service and collision repair	170,364	13.3%	164,417	12.0%	5,947	3.6%
Finance and insurance, net	37,633	2.9%	37,707	2.7%	(74)	(0.2)%

Total retail revenue	1,172,708		1,260,051		(87,343)	(6.9)%
Fleet	32,024	2.5%	33,362	2.4%	(1,338)	(4.0)%
Wholesale	76,353	6.0%	77,926	5.7%	(1,573)	(2.0)%

Total revenue	$1,281,085	100.0%	$1,371,339	100.0%	$(90,254)	(6.6)%

GROSS PROFIT
New retail - light vehicles	$49,591	24.7%	$56,227	26.3%	$(6,636)	(11.8)%
New retail - heavy trucks	2,247	1.1%	3,666	1.7%	(1,419)	(38.7)%

Total new retail	51,838	25.8%	59,893	28.0%	(8,055)	(13.4)%
Used retail	25,284	12.6%	31,140	14.6%	(5,856)	(18.8)%
Parts, service and collision repair	86,654	43.2%	84,218	39.5%	2,436	2.9%
Finance and insurance, net	37,633	18.8%	37,707	17.6%	(74)	(0.2)%

Total retail gross profit	201,409		212,958		(11,549)	(5.4)%
Fleet	552	0.3%	952	0.4%	(400)	(42.0)%
Wholesale	(1,417)	(0.7)%	(154)	(0.1)%	(1,263)	(820.1)%

Total gross profit	$200,544	100.0%	$213,756	100.0%	$(13,212)	(6.2)%

Adjusted SG&A expenses	$158,271		$165,812		$(7,541)	(4.5)%
Adjusted SG&A expenses as a percentage of gross profit	78.9%		77.6%		1.3%	1.7%

REVENUE PER VEHICLE RETAILED:
New retail - light vehicles	$31,252		$31,484		$(232)	(0.7)%
New retail - heavy trucks	62,408		56,761		5,647	9.9%
Used retail	18,654		17,873		781	4.4%

GROSS PROFIT PER VEHICLE RETAILED:
New retail - light vehicles	$2,253		$2,477		$(224)	(9.0)%
New retail - heavy trucks	3,359		2,438		921	37.8%
Used retail	2,006		2,159		(153)	(7.1)%

	Same Store for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
Finance and insurance, net	1,067	976	91	9.3%

GROSS PROFIT MARGIN:
New retail - light vehicles	7.2%	7.9%	(0.7)%	(8.9)%
New retail - heavy trucks	5.4%	4.3%	1.1%	25.6%
Used retail	10.8%	12.1%	(1.3)%	(10.7)%
Parts, service and collision repair	50.9%	51.2%	(0.3)%	(0.6)%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As reported for the Twelve Months Ended December 31,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail units - light vehicles	98,246	60.4%	97,534	59.0%	712	0.7%
New retail units - heavy trucks	3,625	2.2%	5,566	3.4%	(1,941)	(34.9)%

Total new retail units	101,871	62.6%	103,100	62.4%	(1,229)	(1.2)%
Used retail units	60,764	37.4%	62,132	37.6%	(1,368)	(2.2)%

Total retail units	162,635	100.0%	165,232	100.0%	(2,597)	(1.6)%

NEW UNITS SOLD (INCLUDING FLEET)	109,627		110,601		(974)	(0.9)%

REVENUE:
New retail - light vehicles	$3,006,306	52.6%	$2,945,950	51.7%	$60,356	2.0%
New retail - heavy trucks	216,374	3.8%	333,283	5.9%	(116,909)	(35.1)%

Total new retail	3,222,680	56.4%	3,279,233	57.6%	(56,553)	(1.7)%
Used retail	1,113,828	19.6%	1,108,474	19.4%	5,354	0.5%
Parts, service and collision repair	702,633	12.3%	670,520	11.8%	32,113	4.8%
Finance and insurance, net	162,189	2.8%	154,894	2.7%	7,295	4.7%

Total retail revenue	5,201,330		5,213,121		(11,791)	(0.2)%

Fleet	162,545	2.8%	145,841	2.6%	16,704	11.5%
Wholesale	349,092	6.1%	335,425	5.9%	13,667	4.1%

Total revenue	$5,712,967	100.0%	$5,694,387	100.0%	$18,580	0.3%

GROSS PROFIT
New retail - light vehicles	$226,738	25.5%	$225,371	25.9%	$1,367	0.6%
New retail - heavy trucks	10,263	1.2%	13,336	1.5%	(3,073)	(23.0)%

Total new retail	237,001	26.7%	238,707	27.4%	(1,706)	(0.7)%
Used retail	126,625	14.2%	134,117	15.4%	(7,492)	(5.6)%
Parts, service and collision repair	363,141	40.8%	340,100	39.0%	23,041	6.8%
Finance and insurance, net	162,189	18.2%	154,894	17.8%	7,295	4.7%

Total retail gross profit	888,956		867,818		21,138	2.4%

Fleet	3,117	0.4%	4,030	0.5%	(913)	(22.7)%
Wholesale	(2,629)	(0.3)%	(1,070)	(0.1)%	(1,559)	(145.7)%

Total gross profit	$889,444	100.0%	$870,778	100.0%	$18,666	2.1%

Adjusted gross profit	$889,444		$867,378		$22,066	21.2%

Adjusted SG&A expenses	$683,121		$663,856		$19,265	2.9%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.8%		76.5%		0.3%	0.4%

REVENUE PER VEHICLE RETAILED:
New retail - light vehicles	$30,600		$30,204		$396	1.3%
New retail - heavy trucks	59,689		59,878		(189)	(0.3)%
Used retail	18,330		17,841		489	2.7%

GROSS PROFIT PER VEHICLE RETAILED:
New retail - light vehicles	$2,308		$2,311		$(3)	(0.1)%

	As reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
New retail - heavy trucks	2,831	2,396	435	18.2%
Used retail	2,084	2,159	(75)	(3.5)%
Finance and insurance, net	997	937	60	6.4%

GROSS PROFIT MARGIN:
New retail - light vehicles	7.5%	7.7%	(0.2)%	(2.6)%
New retail - heavy trucks	4.7%	4.0%	0.7%	17.5%
Used retail	11.4%	12.1%	(0.7)%	(5.8)%
Parts, service and collision repair	51.7%	50.7%	1.0%	2.0%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	Same Store for the Twelve Months Ended December 31,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail units - light vehicles	96,138	60.3%	97,534	59.0%	(1,396)	(1.4)%
New retail units - heavy trucks	3,625	2.3%	5,566	3.4%	(1,941)	(34.9)%

Total new retail units	99,763	62.6%	103,100	62.4%	(3,337)	(3.2)%
Used retail units	59,685	37.4%	62,132	37.6%	(2,447)	(3.9)%

Total retail units	159,448	100.0%	165,232	100.0%	(5,784)	(3.5)%

NEW UNITS SOLD (INCLUDING FLEET)	107,519		110,601		(3,082)	(2.8)%

REVENUE:
New retail - light vehicles	$2,937,685	52.5%	$2,945,950	51.7%	$(8,265)	(0.3)%
New retail - heavy trucks	216,374	3.9%	333,283	5.9%	(116,909)	(35.1)%

Total new retail	3,154,059	56.4%	3,279,233	57.6%	(125,174)	(3.8)%
Used retail	1,093,358	19.4%	1,108,474	19.4%	(15,116)	(1.4)%
Parts, service and collision repair	688,680	12.3%	670,520	11.8%	18,160	2.7%
Finance and insurance, net	159,531	2.9%	154,894	2.7%	4,637	3.0%

Total retail revenue	5,095,628		5,213,121		(117,493)	(2.3)%

Fleet	162,545	2.9%	145,841	2.6%	16,704	11.5%
Wholesale	339,234	6.1%	335,425	5.9%	3,809	1.1%

Total revenue	$5,597,407	100.0%	$5,694,387	100.0%	$(96,980)	(1.7)%

GROSS PROFIT
New retail - light vehicles	$221,333	25.4%	$225,371	25.9%	$(4,038)	(1.8)%
New retail - heavy trucks	10,263	1.2%	13,336	1.5%	(3,073)	(23.0)%

Total new retail	231,596	26.6%	238,707	27.4%	(7,111)	(3.0)%
Used retail	124,424	14.3%	134,117	15.4%	(9,693)	(7.2)%
Parts, service and collision repair	355,709	40.7%	340,100	39.0%	15,609	4.6%
Finance and insurance, net	159,531	18.3%	154,894	17.8%	4,637	3.0%

Total retail gross profit	871,260		867,818		3,442	0.4%

Fleet	3,117	0.4%	4,030	0.5%	(913)	(22.7)%
Wholesale	(2,487)	(0.3)%	(1,070)	(0.1)%	(1,417)	(132.4)%

Total gross profit	$871,890	100.0%	$870,778	100.0%	$1,112	0.1%

Adjusted gross profit	$871,890		$867,378		$4,512	0.5%

Adjusted SG&A expenses	$668,575		$663,856		$4,719	0.7%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.7%		76.5%		0.2%	0.3%

REVENUE PER VEHICLE RETAILED:
New retail - light vehicles	$30,557		$30,204		$353	1.2%
New retail - heavy trucks	59,689		59,878		(189)	(0.3)%
Used retail	18,319		17,841		478	2.7%

GROSS PROFIT PER VEHICLE RETAILED:
New retail - light vehicles	$2,302		$2,311		$(9)	(0.4)%

	Same Store for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
New retail - heavy trucks	2,831	2,396	435	18.2%
Used retail	2,085	2,159	(74)	(3.4)%
Finance and insurance, net	1,001	937	64	6.8%

GROSS PROFIT MARGIN:
New retail - light vehicles	7.5%	7.7%	(0.2)%	(2.6)%
New retail - heavy trucks	4.7%	4.0%	0.7%	17.5%
Used retail	11.4%	12.1%	(0.7)%	(5.8)%
Parts, service and collision repair	51.7%	50.7%	1.0%	2.0%

Asbury Automotive Group, Inc.

Selected Data

(dollars in thousands except per share data)

(Unaudited)

	December 31, 2007	December 31, 2006
BALANCE SHEET HIGHLIGHTS:
Cash and cash equivalents	$53,354	$129,170
Inventories	769,992	775,313
Total current assets	1,192,422	1,293,064
Floor plan notes payable	673,951	700,777
Total current liabilities	871,667	881,055

CAPITALIZATION:
Long-term debt (including current portion)	$475,587	$455,875
Stockholders’ equity	584,225	611,833

Total	$1,059,812	$1,067,708

ASBURY AUTOMOTIVE GROUP, INC.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION

(In thousands, except vehicle and per vehicle data)

(Unaudited)

The following operating performance measures (i) dealership generated F&I gross profit PVR, (ii) adjusted SG&A expenses as a percentage of adjusted gross profit and (iii) adjusted income from continuing operations, are not measures of operating performance under U.S. generally accepted accounting principles (“GAAP”) and should not be considered as an alternative or substitute for GAAP profitability measures such as cash provided by operating activities, F&I gross profit PVR, SG&A as percentage of gross profit and income from continuing operations. These non-GAAP operating performance measures have material limitations and as a result should be evaluated in conjunction with the directly comparable GAAP measure. One limitation is that these non-GAAP measures are not defined by GAAP and our definition of each measure may differ from and therefore may not be comparable to similarly titled measures used by other companies, thereby limiting its usefulness as a comparative measure. Other limitations of these non-GAAP measures are discussed below. Investors should not consider the non-GAAP measures in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

We evaluate our F&I performance on a PVR basis by dividing our total F&I gross profit by the number of retail vehicles sold during the period. During 2003, we renegotiated a contract with one of our third-party F&I product providers, which resulted in the recognition of income that was not attributable to retail vehicles sold during the year. We believe that dealership generated F&I, which excludes the additional revenue derived from contracts negotiated by our corporate office, provides a measure of our F&I operating performance as used by management to operate the business. However, this non-GAAP measure has material limitations although we believe the recognition of corporate generated F&I gross profit is infrequent and that we do not expect to recognize corporate generated F&I gross profit in the future, we cannot assure you that we will not recognize similar amounts of F&I gross profit in the future.

	As Reported for the Twelve Months Ended December 31,		Same Store for the Twelve Months Ended December 31,
	2007	2006	2007	2006
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
Finance and insurance, net	$162,189	$154,894	$159,531	$154,894
Less: corporate generated finance and insurance	—	(1,685)	—	(1,685)
Less: corporate generated finance and insurance gain	—	(3,400)	—	(3,400)

Dealership generated finance and insurance, net	$162,189	$149,809	$159,531	$149,809

RETAIL VEHICLES SOLD:
New retail units	101,871	103,100	99,763	103,100
Used retail units	60,764	62,132	59,685	62,132

Total retail units	162,635	165,232	159,448	165,232

Finance and insurance PVR, net	$997	$937	$1,001	$937

Dealership generated finance and insurance PVR, net	$997	$907	$1,001	$907

Asbury Automotive Group, Inc.

Supplemental Disclosures Regarding NON-GAAP Financial Information

(In thousands, except vehicle and per vehicle data)

(Unaudited)

Our operations during the twelve months ended December 31, 2007 were impacted by legal settlements expense associated with cases pending prior to 2001. Our operations during the twelve months ended December 31, 2006 were impacted by the sale of our remaining interest in a pool of extended service contracts. We believe that an alternative comparison, as used by management to compare actual results to forecasted results, of our SG&A as a percentage of adjusted gross profit can be made by adjusting for these items based on the fact that we believe these items are not core dealership operating items and should not be considered when forecasting our future results.

	As Reported for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$168,025	$165,812	$2,213	1%

Legal settlements expense	(1,883)	—

Adjusted SG&A expenses	$166,142	$165,812	$330	—

Gross profit	$210,358	$213,756	$(3,398)	(2)%

Adjusted SG&A expenses as a percentage of gross profit	79.0%	77.6%	1.4%	1.8%

	Same Store for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$160,154	$165,812	$(5,658)	(3)%

Legal settlements expense	(1,883)	—

Adjusted SG&A expenses	$158,271	$165,812	$(7,541)	(5)%

Gross profit	$200,544	$213,756	$(13,212)	(6)%

Adjusted SG&A expenses as a percentage of gross profit	78.9%	77.6%	1.3%	1.7%

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$685,632	$663,856	$21,776	3%

Legal settlements expense	(2,511)	—

Adjusted SG&A expenses	$683,121	$663,856	$19,265	3%

Gross profit	$889,444	$870,778
Corporate generated F&I gain	—	(3,400)

Adjusted gross profit	$889,444	$867,378	$22,066	3%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.8%	76.5%	0.3%	0.4%

	Same Store for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$671,086	$663,856	$7,230	1%

Legal settlements expense	(2,511)	—

Adjusted SG&A expenses	$668,575	$663,856	$4,719	1%

Gross profit	$871,890	$870,778
Corporate generated F&I gain	—	(3,400)

Adjusted gross profit	$871,890	$867,378	4,512	1%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.7%	76.5%	0.2%	0.3%

Asbury Automotive Group, Inc.

Supplemental Disclosures Regarding NON-GAAP Financial Information

(In thousands, except vehicle and per vehicle data)

(Unaudited)

Our income from continuing operations during 2007 was impacted by (i) retirement benefits expense associated with the retirement of our former CEO, (ii) expenses related to a secondary offering for which we did not receive any proceeds, (iii) a loss on extinguishment of long-term debt, and (iv) legal settlements expense associated with cases pending since prior to 2001. Our income from continuing operations during 2006 was impacted by (i) the sale of our remaining interest in a pool of extended service contracts, (ii) a gain recognized on the sale of a franchise in which the dealership facility was retained, (iii) our decision to abandon certain strategic projects, (iv) expenses related to the extinguishment of long-term debt and (v) expenses related to two secondary stock offerings. We believe that an alternative comparison of our income from continuing operations, as used by management to compare actual results to forecasted results, can be made by adjusting for these items based on the fact that we believe these items are not core dealership operating items and should not be considered when forecasting our future results.

	As Reported for the Three Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
Net income	$10,953	$12,013	$(1,060)	(9)%
Discontinued operations, net of tax	536	3,744

Income from continuing operations	11,489	15,757	(4,268)	(27)%

Gain on sale of franchise, net of tax	—	(1,565)
Loss on extinguishment of long-term debt, net of tax		144
Secondary offering expenses*	—	227
Legal settlements expense, net of tax	1,177

Adjusted income from continuing operations	$12,666	$14,563	$(1,897)	(13)%

Net Income	$0.34	$0.35	$(0.01)	(3)%
Discontinued operations, net of tax	0.02	0.11

Income from continuing operations	0.36	0.46	(0.10)	(22)%

Adjusting items	0.03	(0.03)

Adjusted income from continuing operations	$0.39	$0.43	$(0.04)	(9)%

Weighted average common shares outstanding (diluted):	32,243	34,194

*	Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected.

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
Net income	$50,955	$60,749	$(9,794)	(16)%
Discontinued operations, net of tax	3,331	6,340

Income from continuing operations	54,286	67,089	(12,803)	(19)%

Corporate generated F&I gain, net of tax	—	(2,130)
Gain on sale of franchise, net of tax	—	(1,565)
Loss on extinguishment of long-term debt, net of tax	11,577	717
Abandoned strategic project expense, net of tax	—	1,039
Secondary offering expenses*	270	1,073
Retirement benefits expense, net of tax	1,844	—
Legal settlements expense, net of tax	1,569	—

Adjusted income from continuing operations	$69,546	$66,223	$3,323	5%

	As Reported for the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2007	2006
Net income	$1.53	$1.78	$(0.25)	(14)%
Discontinued operations, net of tax	0.10	0.19

Income from continuing operations	1.63	1.97

Adjusting items	0.46	(0.03)

Adjusted income from continuing operations	$2.09	$1.94	$0.15	8%

Weighted average common shares outstanding (diluted):	33,340	34,067

*	Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected.

Asbury Autogroup

Select Data - Brand Mix

Percent of Light Vehicle New Retail Unit Sales

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2007	2006	2007	2006
Honda/Acura	34%	33%	34%	34%
Nissan/Infiniti	18%	18%	19%	18%
Toyota/Lexus	14%	16%	15%	15%
Ford	9%	9%	10%	10%
General Motors	6%	7%	6%	7%
BMW/Mini	6%	5%	5%	4%
Mercedes	5%	6%	5%	5%
Chrysler	4%	4%	4%	4%
Other	4%	2%	2%	3%

	100%	100%	100%	100%